SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

  Filed by the Registrant [X]

  Filed by a Party other than the Registrant [  ]

  Check the appropriate box:

  [  ] Preliminary Proxy Statement

  [X]  Definitive Proxy Statement

  [  ] Definitive Additional Materials

  [  ] Soliciting Materials Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

               Enhanced Services Company, Inc.
  ------------------------------------------------------------------------------
       (Name of Registrant as Specified in its Charter)


                Enhanced Services Company, Inc.
  ------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement)

  Payment of Filing Fee (Check the appropriate box):
  [  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
  [  ] $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
  [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:
            ____________________________________________________________

       2)   Aggregate number of securities to which transaction applies:
            ____________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
            ____________________________________________________________

       4)   Proposed maximum aggregate value of transaction:
            ____________________________________________________________

  1 Set forth the amount on which the filing fee is calculated and state how it was determined.

  [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:
            $125
            --------------------------------------------------------------------


       2)   Form, Schedule or Registration Statement No.:
            Preliminary Proxy Statement
            --------------------------------------------------------------------


       3)   Filing Party:
            Registrant
            --------------------------------------------------------------------


       4)   Date Filed:
            May 24, 1996
            --------------------------------------------------------------------

                          ENHANCED SERVICES COMPANY, INC.
                             16000 Barkers Point Lane
                               Houston, Texas 77079
     ________________________________________________________________________

                   NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

     ________________________________________________________________________

  Dear Stockholder:

       You are cordially invited to attend the 1996 Annual Meeting of Stockholders to be held on June 17, 1996, at 2:00 pm at The India House, One Hanover Square, New York, New York, to consider and act upon the following matters:

  I. To elect a Board of five directors to serve until the next Annual Meeting of stockholders or until their successors are elected and qualified;

  II. To approve a proposal to amend and restate the Company's 1992 Incentive Stock Option Plan in order to (i) increase the number of shares reserved for issuance under the Plan to 250,000; (ii) add provisions whereby upon joining the Board and upon each subsequent reelection to the Board, non-employee directors would automatically receive options to purchase up to 2,000 shares of the Company's Common Stock; (iii) add provisions to permit the granting of Non-Qualified Stock Options to consultants, advisors, and representatives of the Company; (iv) replace the limitation whereby the fair market value of Incentive Stock Options granted to an individual during any calendar year can not exceed $100,000, with a provision permitting an individual to exercise Incentive Stock Options for shares having a fair market value of $100,000 during any calendar year; and (v) extend the term of the Plan from March 2002 to April 2006;

  III. To ratify the appointment of Schumacher & Associates, Inc. as the Company's independent certified public accountants; and

  IV. To consider and act upon such other business as may properly come before the meeting.

       At the meeting, we will also report on the operations of the Company, and you will have an opportunity to ask questions. Whether or not you plan to attend, please take a few minutes now to sign, date and return your proxy to the Company. The Proxy may be revoked at any time prior to the time that it is voted. Only stockholders of record at the close of business on May 21, 1996 will be entitled to vote at the meeting.

       Thank you for your continued interest in the Company.


                           Bertram Pariser, Ph.D
                           Secretary
                           June 4, 1996

                          ENHANCED SERVICES COMPANY, INC.

                                  PROXY STATEMENT
                      FOR 1996 ANNUAL MEETING OF STOCKHOLDERS

     The enclosed Proxy is solicited on behalf of Enhanced Services Company, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at The India House, One Hanover Square, New York, New York on June 17, 1996 at 2:00 pm local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.

     The Company's principal executive offices are located at 16000 Barkers Point Lane, Houston, Texas 77079. The telephone number at that location is (713) 556-5051.

     Properly executed proxies received prior to or at the meeting will be voted. If a stockholder specifies how the proxy is to be voted, it will be so voted. If no specification is made, it will be voted (1) FOR the election of the five directors nominated by management; (2) FOR the proposal to amend and restate the Company's 1992 Incentive Stock Option Plan (the "Plan"); and (3) FOR the ratification of the appointment of Schumacher & Associates, Inc., as the Company's auditors. The Company is not aware of any other matter intended to be presented at the meeting. If other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote on them in their discretion.

     Only holders of Common Stock, $.001 par value per share, of record at the close of business on May 21, 1996 (the "Record Date") are entitled to notice of and to vote at the meeting. On the Record Date, after giving effect to the one-for-five reverse stock split, effected May 20, 1996 (the "Reverse Split"), there were 1,044,256 shares of the Company's Common Stock outstanding, each entitled to one vote on all matters submitted for stockholder approval. All references herein to the number of outstanding shares and to prices per share, have been adjusted for the Reverse Split.

     Execution and delivery of a proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. A stockholder in whose name shares are registered as of the Record Date and who has given a proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by execution and delivery of a later dated proxy or by attending the Meeting and voting by ballot (which has the effect of revoking the prior proxy). Attendance at the Annual Meeting, however, will not in and of itself revoke a proxy.

     A stockholder who is a beneficial owner, but not a registered owner, as of the Record Date cannot vote his or her shares except by the stockholder's broker, bank or nominee in whose name the shares are registered executing and delivering a proxy on his or her behalf or the stockholder attending the Meeting with a proxy or other authorization to vote from the registered owner and voting.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram. The approximate date on which this Proxy Statement and the accompanying form of proxy will be mailed to the Company's stockholders is June 4, 1996.

                        PRINCIPAL HOLDERS OF COMMON STOCK

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 21, 1996 by each shareholder who is known by the Company to own beneficially more than 5% of its Common
Stock:

                                       Amount and Nature          Percentage  of
        Name and Address            of Beneficial Ownership    Class Outstanding
        ----------------            -----------------------    -----------------

        Kenneth M. Duckman                   642,667 (1)(2)          61.1%
        16000 Barkers Point Lane
        Houston, TX 77029

        NB Holding, Inc.                     201,119 (3)             19.3%
        2110 Priest Bridge Drive
        Crofton, MD 21114

        Ralph LaBarge                         86,470 (3)(4)           8.3%
        NB Engineering, Inc.
        2110 Priest Bridge Drive
        Crofton, MD 21114

        Creative Business                    112,668 (5)              9.8%
        Strategies, Inc.
        5353 Manhattan Circle,
        Suite 201
        Boulder, CO 80302

- -------------------

     (1) Includes 47,667 shares of Common Stock held by a charitable trust for which Mr. Duckman is co-trustee.

     (2) Includes 7,800 shares underlying stock options for which Mr. Duckman has the right to acquire within 60 days.

     (3) Includes 39,918 shares of Common Stock being held in escrow which are required to be released to NB Holding, Inc. (formerly NB Engineering, Inc., the predecessor of NB Engineering, Inc., a wholly-owned subsidiary of the Company) if certain financial goals are achieved by NBE.

     (4) Mr. LaBarge, together with his wife, own approximately 42% of the Common Stock of NB Holding, Inc. Also includes 2,000 shares underlying stock options for which Mr. LaBarge has the right to acquire within 60 days.

     (5) Includes 109,000 shares underlying warrants for which Creative Business Strategies, Inc. has the right to acquire within 60 days. See "Related Party Information."

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


Nominees

     A Board of five directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the Company's five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted FOR any nominee who shall be designated by the present Board of Directors to fill the vacancy. The proxy holders will vote the proxies only for the nominees named below. However, in the event any of the nominees should become unavailable to serve as a director, the persons named as joint proxies in the enclosed form of proxy may vote for the election of such person or persons as the Board may recommend in the place of such nominee or nominees. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

     Set forth below is information, as of May 21, 1996, concerning the Company's nominees:


           Name          Age   Principal Occupation     Director       Number       Percent  of
           ----          ---  and Business Experience    Since      of Shares(1)   Outstanding
                              -----------------------    -----      ------------   -----------
    Kenneth M. Duckman   44   President (Chief            1992      642,667(2)(3)    61.1%
                              Executive Officer) and
                              director.  Mr. Duckman
                              has been Chairman of
                              the Board, President
                              and CEO of Laptop
                              Solutions, Inc. (a
                              wholly-owned subsidiary
                              of the Company) since
                              its inception  in
                              February, 1991 and a
                              director of NB
                              Engineering, Inc. (a
                              wholly-owned subsidiary
                              of the Company) since
                              June 1995.  Mr. Duckman
                              was the founder of LTC
                              Technologies, Inc.,
                              d/b/a Source One
                              Systems (field
                              automation technology
                              specialists) and served
                              as its President from
                              December 1984 to
                              February 1991.  In
                              February 1990, LTC was
                              acquired by Spectrum
                              Information
                              Technologies, Inc.
                              (diversified
                              technology), and from
                              February 1990 to
                              February 1991 Mr.
                              Duckman served as a
                              member of its Board of
                              Directors and as its
                              vice-president of
                              Corporate Development.






        Name          Age    Principal Occupation     Director       Number      Percent  of
        ----          ---   and Business Experience    Since      of Shares(1)   Outstanding
                            -----------------------    -----      ------------   -----------

  Bertram Pariser,     55   Director and Secretary.     1993        8,000(4)          *
  Ph.D.                     Dr. Pariser has been
                            the Secretary and a
                            Director of Laptop
                            Solutions, Inc. since
                            May 1993.  In June 1995
                            he became the Secretary
                            and a Director of NB
                            Engineering, Inc.
                            Since 1966, he has been
                            the President of
                            M.I.T.C.U. Corporation,
                            which provides
                            consultation to
                            investment banking
                            firms and private
                            clients.  Since 1991,
                            Dr. Pariser has also
                            been a member of the
                            faculty at Technical
                            Career Institutes, in
                            the department of
                            electronic engineering
                            technology, lecturing
                            in physics.  Dr.
                            Pariser is a cousin of
                            Mr. Duckman.

  Ralph LaBarge        40   Director.  Mr. LaBarge      1995       86,470(5)         8.3%
                            has served as the
                            President and Chief
                            Technical Officer of NB
                            Engineering, Inc. since
                            January 1985.  Prior to
                            his employment with the
                            Company, Mr. LaBarge
                            was President of NB
                            Engineering, Inc., the
                            predecessor of NB
                            Engineering, Inc., and
                            served as a principal
                            engineer for HRB-
                            Singer, Inc., a defense
                            contractor.


  Michael Bernard      44   Director.  Mr. Bernard      1993       12,500(6)         1.2%
                            is currently a
                            consultant in the field
                            of international
                            marketing and
                            distribution for high
                            technology
                            communications and
                            computer products.
                            From 1991 through 1992,
                            Mr. Bernard was Vice-
                            President,
                            International Sales and
                            Marketing, for Portable
                            Products at U.S.
                            Robotics, Inc.
                            (computer modems).
                            Prior to its
                            acquisition by U.S.
                            Robotics, Inc.,
                            Mr. Bernard was
                            the co-founder of
                            Touchbase Systems, Inc.
                            (modem and
                            communication
                            products), serving as
                            Director of
                            International Sales and
                            Marketing, from 1985.






        Name          Age    Principal Occupation     Director       Number      Percent  of
        ----          ---   and Business Experience    Since      of Shares(1)   Outstanding
                            -----------------------    -----      ------------   -----------


  John Meaney          49   Director.  Since 1992,      1993        5,000(7)          *
                            Mr. Meaney has served
                            as the General Manager
                            for the Panasonic
                            Personal Computer
                            Company and from 1968
                            to 1992 as a Director
                            of the Southern Region
                            for Toshiba.  From
                            1986-1988, he served as
                            Director of Product
                            Marketing at NYNEX
                            Business Centers in
                            Atlanta, GA.


- ----------------------------

     *    Constitutes less than 1%

     (1)  Includes shares deemed to be beneficially owned by such persons pursuant to Rule 13d-3 promulgated under the Exchange Act because they have the right to acquire such shares within 60 days upon the exercise of options or because such persons or entities have or share investment or voting power.

     (2)  Includes 47,667 shares of Common Stock held by a charitable trust for which Mr. Duckman serves as co-trustee.

     (3)  Includes 7,800 shares underlying stock options held by Mr. Duckman.

     (4)  Includes 8,000 shares underlying stock options held by Dr. Pariser.

     (5)  Mr. LaBarge, together with his wife, own approximately 42% of the Common Stock of NB
          Holding, Inc.  Also includes 2,000 shares underlying stock options held by Mr. LaBarge.

     (6)  Includes 6,000 shares underlying stock options held by Mr. Bernard.

     (7)  Includes 5,000 shares underlying stock options held by Mr. Meaney.

                 THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE FIVE NOMINEES
                             NAMED IN THIS PROXY STATEMENT.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held eight formal meetings during the fiscal year ended November 30, 1995. Presently, the Board of Directors has no standing audit or nominating committees. The Board has a Compensation Committee recomend the compensation levels of officers and directors of the Company, including all stock option grants made under the Company's Stock Option Plan. During the Company's last fiscal year, the Compensation Committee held three formal meetings; its members are Michael Bernard, Dr. Bertram Pariser and John Meaney.

     Each director attended in person (or participated by telephone in) more than 75% of the total number of Board of Directors' meetings held during the last fiscal year.

COMPENSATION OF DIRECTORS

     Directors do not receive a salary for their services as directors, although they are reimbursed for expenses incurred in attending Board meetings. The Company has granted its directors non-qualified stock options in consideration of their services to the Company. In the last fiscal year the Company granted options for a total of 8,000 shares of its Common Stock to four of its directors.

EXECUTIVE OFFICERS

     The Company has one executive officer other than Mr. Duckman, its Chief Executive Officer. The age, business experience over the past five years and the number of shares of the Company's Common Stock owned by such executive officer is set forth below:



                              Business                                  No. of         Percent of
       Name              Age  Experience                                Shares         Outstanding
- -------------------      ---  ----------                                ------         -----------
Robert Smith             57   Mr. Smith has been Chief Financial        10,100(1)           *
                              Officer of Laptop Solutions, Inc. since
                              October 1993.  Prior thereto,
                              Mr. Smith served as President of
                              Horizon Computer Resources, Inc., a full
                              service consulting and automation advisory
                              firm, from 1986.

- ----------------------------

     *    Constitutes less than 1%.

     (1) Includes 9,500 shares underlying stock options held by Mr. Smith which he has a right to acquire within 60 days.

EXECUTIVE COMPENSATION

                          Summary Compensation Table
                          --------------------------

     The following table sets forth all compensation paid to the Company's Chief Executive Officer during the last three fiscal years. The Company had no executive officers as of November 30, 1995 who earned in excess of $100,000 in compensation during the fiscal year then ended.



                                    Annual Compensation        Long-Term Compensation
                                    -------------------        ----------------------
                               Fiscal                                     All Other
 Name and Principal Position   Year        Salary    Bonus     Options    Compensation
 ---------------------------   ----        ------    -----     -------    ------------
 Kenneth M. Duckman            1995        $90,000   $ - 0 -       - 0 -     *
 President and                 1994         60,000     6,000      39,000     *
 Chief Executive Officer       1993         42,704     6,000      10,000     *


______________

     *    Constitutes less than 10% of the named executive officer's salary.


STOCK OPTIONS

     No options were granted to the Company's President and Chief Executive Officer during the fiscal year ended November 30, 1995. The Company has no SAR Plan and has issued no SARs.

                  Aggregated Option Exercises in Last Fiscal Year
                            and FY-End Option Values

     The following table sets forth information concerning options exercised during the Company's fiscal year ended November 30, 1995 and the number of unexercised options held by the Company's above named executive officer at the end of such fiscal year:


                                                                                   Value of
                                                     Number of                    Unexercised
                                                    Unexercised                  in-the-Money
                                                     Options at                   Options at
                    Shares         Value             FY-End(#)                     FY-End($)
                   Acquired      Realized
     Name       on Exercise(#)      ($)      Exercisable/Unexercisable   Exercisable/Unexercisable(1)
 -----------    --------------   --------    -------------------------   ----------------------------
 Kenneth M.           -0-           -0-               7,800/0                      $13,260/0
 Duckman


     (1) Based on the average high/low bid/ask prices of the Company's Common Stock as reported by the National Quotations Bureau, the fair market value of its Common Stock as of its fiscal year ended November 30, 1995 was $4.20 per share.

                                  PROPOSAL TWO

                             APPROVAL OF AMENDED AND
                           RESTATED STOCK OPTION PLAN

INTRODUCTION

     In March 1992, the Company's Board and shareholders adopted the Company's 1992 Incentive Stock Option Plan (the "Plan"), under which 70,000 shares of the Company's Common Stock, $.001 par value, were initially reserved for issuance under options granted or to be granted to certain employees, officers or directors of the Company or its subsidiaries. In April 1994, the shareholders approved an amendment which increased the number of shares reserved under the Plan to 130,000.

     In April 1996, the Board amended and restated the Plan, subject to approval and ratification by the Company's shareholders. If the Amended and Restated Plan is approved it would (i) further increase the number of shares reserved for issuance under the Plan to 250,000; (ii) add provisions whereby upon joining the Board and upon subsequent reelection to the Board, non-employee directors would automatically receive options to purchase up to 2,000 shares of the Company's Common Stock; (iii) add provisions to permit the granting of Non-Qualified Stock Options to consultants, advisors, and representatives of the Company; (iv) replace the limitation whereby the fair market value of Incentive Stock Options granted to an individual during any calendar year can not exceed $100,000, with a provision permitting an individual to exercise Incentive Stock Options for shares having a fair market value of $100,000 during any calendar year; and (v) extend the term of the Plan from March 2002 to April 2006. The Amended and Restated Plan is annexed hereto as exhibit A.

     The Plan is not subject to the Employee Retirement Income Security Act of 1974.

SUMMARY OF THE PLAN

     The following summary of the Plan is not intended to be complete, and is qualified in its entirety by reference to the Plan itself, a copy of which may be obtained without charge from the Company by requesting a copy from Enhanced Services Company, Inc., 16000 Barkers Point Lane, Houston, TX 77079, telephone
(713) 556-5051, facsimile (713) 556-5035. Capitalized terms used herein shall have the meaning ascribed to them in the Plan.

PURPOSE

     The primary purpose of the Plan is to promote the growth and profitability of the Company by providing, through the granting of options, incentives to attract highly talented persons to positions with one or more of the Participating Companies, to retain such persons and to motivate them to use their best efforts on behalf of the Participating Company employer. Options granted to employees under the Plan may be either incentive stock options, within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), or options which do not constitute Incentive Stock Options ("Non-Qualified Stock Options"). Options granted to consultants and non-employee directors under the Plan will be Non-Qualified Options.

ADMINISTRATION

     The Plan is administered either by (i) the Board or (ii) a Committee of no less than two Board members, appointed by the Board. The Board and the Committee each have full and absolute power and authority in its sole discretion to (i) determine which Eligible Persons shall receive Options, (ii) determine the time when Options shall be granted, (iii) determine the terms and conditions, of any Option granted under the Plan, (iv) determine the number of Shares which shall be subject to each Option granted under the Plan, and (v) interpret the provisions of the Plan and of any Option granted under the Plan.

     The interpretations and constructions by the Board or Committee of any provisions of the Plan and of Options granted thereunder, and such determinations of the Board or Committee as they deem appropriate for the administration of the Plan and of Options granted thereunder, are final and conclusive on all persons having any interest thereunder. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. The Board may abolish the Committee at any time or revest in the Board the administration of the Plan.


ELIGIBILITY AND EXTENT OF PARTICIPATION

     Options may be granted only to employees, consultants, representatives, advisors and directors of the Company and its subsidiaries. Incentive Stock Options may be granted only to individuals who are employees (including officers and directors who are also employees) of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company at the time the Option is granted. Non-Qualified Stock Options may be granted to individuals who are consultants, representatives, advisors or directors of the Company or any such parent or subsidiary corporation. As of May 21, 1996, approximately 45 individuals were eligible to receive Options, and Options were held by 22 individual(s) under the Plan. Subject to the terms of the Plan, the Board and the Committee have full and final authority to determine the persons who are to be granted Options under the Plan and the number of Shares subject to each Option.

EXISTING OPTION GRANTS

     On April 1, 1996, the Board granted new options to twelve current employees of the Company, in exchange for the cancellation of options previously granted to such individuals. In the aggregate, new options to purchase up to 16,700 shares of the Company's Common Stock at an exercise price of $2.50 per share were granted, in exchange for the cancellation of old options to purchase up to
(i) 5,700 shares at $4.55 per share and (ii) 11,000 shares at $9.15 per share. As of May 21, 1996, options to purchase 8,760 shares had been exercised, and options to purchase up to 81,533 shares were outstanding as follows:

                                 No. of Outstanding        No. of
                Exercise Price         Options          Vested Shares
                --------------         -------          -------------

                    $2.50              53,033              45,833

                    $4.55              20,500              20,500

                    $12.65              8,000               8,000


159,707 shares of the Company's Common Stock are currently available for future issuance under the Plan.

PURCHASE PRICE AND EXERCISE OF OPTIONS

     The purchase price for each Share issuable upon exercise of an Option are to be determined by the Committee, but in the case of Incentive Stock Options shall not be less than 100% of the fair market value of such Share on the date the Option is granted, except that no Incentive Stock Option may be granted to an individual if, at the time the Option is granted, such individual beneficially owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of the grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year exceeds $100,000, such excess Incentive Stock Options are to be treated as Non-Qualified Stock Options.

     An Option may be exercised in such amounts and at such times as may be determined by the Board or the Committee at the time of grant of such Option.
To the extent that an Option is not exercised within the period of exercisability fixed by the Committee, it will expire as to the then unexercised part.

EXPIRATION AND TRANSFER OF OPTIONS

     Options are non-transferable, except by will or by the laws of descent and distribution. During the lifetime of each Option holder, only he or she may exercise his or her Option.

ADJUSTMENT OF SHARES

     If any change is made in the Shares subject to the Plan, or subject to any Option granted under the Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of Shares, rights offerings, change in the corporate structure of the Company, or otherwise, such adjustment are to be made as to the maximum number of Shares subject to the Plan, and the number of Shares and prices per share of stock subject to outstanding Options as the Committee may deem appropriate.

AMENDMENTS TO AND TERMINATION OF THE PLAN

     The Board may amend, suspend, alter, or terminate the Plan at any time. To the extent necessary or desirable to comply with Rule 16b-3, the I.R.C. or any other applicable law or regulation, the Company is required to obtain shareholder approval of any amendment to the Plan only in such a manner and to such a degree as required.

     The Board may amend the terms of any Option previously granted, prospectively or retroactively; provided, however, that unless required by applicable law, rule or regulation, no amendment of the Plan or of any Option Agreement may without the consent of any Optionee holding any such affected Options, be permitted if such amendment would affect in a material and adverse manner Options granted prior to the date of any such amendment.

                         FEDERAL INCOME TAX CONSEQUENCES

     The following summary of the Federal income tax consequences of the grant and exercise of Options, and the disposition of Shares purchased pursuant to the exercise of Options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, not does it deal with state and local tax considerations.

INCENTIVE STOCK OPTIONS

     No taxable income will be recognized by the Option holder at the time of a grant or exercise of an Option. The excess of the fair market value of the Common Stock over the option price at the date of exercise of an Option is an adjustment for purposes of computing the alternative minimum tax under section 55 of the Code. If the requirements of section 422 of the Code are met by the Option holder (including the requirement that no disposition of such Shares is made by the Option holder for more than two years after the grant of the Option and for more than one year after the exercise of such Option), then any gain or loss realized by the Option holder upon disposition of such Shares will be treated as long-term capital gain or loss (assuming such Shares are held as a capital asset by the Option holder). If the requirements of section 422 of the Code are met, the Company will not be entitled to any deduction for Federal income tax purposes as a result of the issuance of such Shares pursuant to the exercise of the Option. If Shares acquired on exercise of an Option are disposed of prior to the expiration of either of the required holding periods described above (a "disqualifying disposition"), the Option holder will recognize ordinary income in the year in which the disposition of such Shares occurs. The amount of such ordinary income will be the excess of (a) the lower of the amount realized on disposition of such Shares or the fair market value of such Shares on the date of exercise of such Option, over (b) the Option price, so long as the disposition is by sale or exchange with respect to which a loss, if sustained, would be recognized.

In addition, long-term capital gain may be recognized by the Option holder (assuming such Shares are held as a capital asset for more than six months by the Option holder) in an amount equal to the excess of the amount realized on the disqualifying disposition over the sum of the Option price and the ordinary income recognized by the Option holder. The Company (or the employer of the Option holder) will ordinarily be entitled to a deduction for Federal income tax purposes at the time of the disqualifying disposition in an amount equal to the ordinary income recognized by the Option holder.

     If an Option is exercised by the estate of an Option holder, the holding periods do not apply, and the estate will not recognize any ordinary income when it disposes of the Shares acquired upon the exercise of such Option. The estate, however, may recognize long-term capital gain, and the Company will not be entitled to any deduction for Federal income tax purposes.

NON-QUALIFIED STOCK OPTIONS

     No tax obligation will arise for the optionee or the Company upon the granting of either Incentive Stock Options or Non-Qualified Stock Options under the Plan. Upon exercise of a Non-Qualified Stock Option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any addition tax deduction to the Company. The taxable event arising from exercise of Non-Qualified Stock Options by officers of the Company subject to
Section 16(b) of the Securities Act of 1934 occurs on the later of the date on which the option is exercised or the date six months after the date the option was granted unless the optionee elects, within 30 days of the date of exercise, to recognize ordinary income as of the date of exercise. The income recognized at the end of any deferred period will include any appreciation in the value of the stock during that period and the capital gain holding period will not being to run until the completion of such period.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
              FOR THE AMENDING AND RESTATING OF THE COMPANY'S 1992
                           INCENTIVE STOCK OPTION PLAN

                                 PROPOSAL THREE

        RATIFICATION OF THE APPOINTMENT OF SCHUMACHER & ASSOCIATES, INC.
                   AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Schumacher & Associates, Inc. to be retained as the Company's independent certified public accountants for the current fiscal year and is seeking stockholder ratification of their appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the fiscal year, if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.


            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
     FOR THE RATIFICATION OF THE SELECTION OF SCHUMACHER & ASSOCIATES, INC.
           AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


RELATED PARTY INFORMATION

     On April 8, 1996 the Company entered into an agreement (the "Agreement") with Creative Business Strategies, Inc. ("CBS"), a beneficial holder, on the exercise of warrants granted pursuant thereto, of 9.8% of the Company's outstanding Common Stock. Pursuant to the Agreement, CBS is to provide certain consulting services to the Company for an initial term of one year. As consideration for all services to be rendered by CBS under the Agreement, the Company issued to CBS Common Stock purchase warrants exercisable to purchase, in the aggregate 42,000 shares of the Company's Common Stock at $.05 per share, and 67,000 shares at $3.00 per share. The shares of Common Stock issuable to CBS upon exercise of the warrants have been registered under the Securities Act of 1933 (the "Act"), and may be resold to the public by CBS upon delivery of a prospectus meeting the requirements of the Act. The Chairman of CBS, Sanford Schwartz, is the first cousin of Kenneth Duckman, the Company's President and Chief Executive Officer.

     The Company has a line of credit, secured by its inventory and accounts receivable, in which a trust of which Mr. Duckman is a co-trustee and has a 50% lending participation. See "Principal Holders of Common Stock." On May 1, 1996, in connection with the Company's increasing its borrowing under the line of credit to $500,000, options for 10,000 shares were granted by the Company to the participants in the loan, pro rata to their participations, exercisable at $4.00 per share until January 18, 2000. The Company is required to make monthly payments of interest on its borrowings under the line of credit, at the annual rate equal to 2% in excess of the prime rate published by the Wall Street Journal, until January 19, 1997, at which time the full principal amount plus any accrued and unpaid interest thereon becomes payable.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE OF ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors, and beneficial holders of 10% of the Company's Common Stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership within specified time periods. The Company believes that all such filing requirements have been satisfied.

SUBMISSION OF STOCKHOLDERS' PROPOSALS

     The annual meeting of stockholders for the fiscal year ending November 30, 1996 is expected to be held in May, 1997, with the mailing of proxy materials for such meeting expected to be in April, 1996. All proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders must be received at the Company's executive office no later than January 15, 1997 in order to be considered for inclusion in the proxy statement and form of proxy related to that meeting.

OTHER BUSINESS

     The Board of Directors knows of no other business to be acted upon at the Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

                                             Bertram Pariser, Ph.D
                                             Secretary


June 4, 1996

                                                                       Exhibit A
                               AMENDED AND RESTATED
                               (As of April 1, 1996)
                         1992 INCENTIVE STOCK OPTION PLAN
                                        OF
                          ENHANCED SERVICES COMPANY, INC.


                                     ARTICLE I

                                  PURPOSE OF PLAN
                                  ---------------

            1.1  Purpose.  The purpose of this amended and restated Plan is to
                 -------
  promote the growth and profitability of the Company by providing, through the granting of options, incentives to attract highly talented persons to positions with one or more of the Participating Companies, to retain such persons and to motivate them to use their best efforts on behalf of the Participating Company employer. This Plan is hereby being amended and restated to (i) increase the number of shares reserved for issuance under the Plan to 250,000; (ii) add provisions whereby upon joining the Board and upon each subsequent reelection to the Board, non-employee directors would automatically receive options to purchase up to 2,000 shares of the Company's Common Stock; (iii) add provisions to permit the granting of Non-Qualified Stock Options to consultants, advisors, and representatives of the Company;
  (iv) replace the limitation whereby the fair market value of Incentive Stock Options granted to an individual during any calendar year can not exceed $100,000, with a provision permitting an individual to exercise Incentive Stock Options for shares having a fair market value of $100,000 during any calendar year; (v) extend the term of the Plan from March 2002 to April 2006; and (vi) make certain additional changes.


                                    ARTICLE II

                                    DEFINITIONS
                                    -----------


            For the purposes of this Plan, the following terms shall have the meanings set forth in this Article II:

            2.1  Board.  The term "Board" shall mean the Board of Directors of
                 -----
  the Company.

            2.2  Committee.  The term "Committee" shall mean a committee
                 ---------
  appointed by the Board pursuant to Section 3.4 constituting not less than two members of the Board.

            2.3  Company.  The term "Company" shall mean Enhanced Services
                 -------
  Company, Inc., a Colorado corporation, or any successor thereof.

            2.4  Director.  The term "Director" shall mean a member of the
                 --------
  Board or a member of the Board of Directors of any Participating Company.

            2.5  Effective Date.  The term "Effective Date" shall mean April 1,
                 --------------
  1996.

            2.6  Eligible Person.
                 ---------------

                 (a) With respect to the granting of Incentive Stock Options, the term "Eligible Person" shall mean any employee of any Participating Company.

                 (b) With respect to the granting of Nonstatutory Stock Options, the term "Eligible Person" shall mean any employee, member of the Board of Directors, consultant, advisor or representative of any Participating Company.

            2.7  Eligible Person Termination Date.  As to an Eligible Person
                 --------------------------------
  who is an employee or Director, the term "Eligible Person Termination Date" shall mean the date as of which the employment or directorship, as the case may be, of such person terminates.

            2.8  Exchange Act.  The term "Exchange Act" shall mean the
                 ------------
  Securities Exchange Act of 1934, as amended.

            2.9  Fair Market Value.  The term "Fair Market Value", when used
                 -----------------
  with respect to the determination of the fair market value of the Shares shall mean: (a) if Shares are exchange-traded or traded on the NASDAQ small-cap market ("Small-Cap"), the closing sales or last sales price per share of the Shares; (b) if Shares are regularly traded in any over-the-counter market other than Small-Cap, the average of the bid and asked prices per share of the Shares; and (c) if Shares are not traded as described in (a) and (b) of this Section 2.9, the per share fair market value of the Shares as determined in good faith by the Board or Committee on such basis as the Board or Committee in its sole discretion shall choose. The date of determination of Fair Market Value with respect to subparagraphs (a), (b) and (c) shall be the date of the grant of the Options, or if no trading day, the last day prior to the grant on which there has been such trading.

            2.10 Incentive Stock Option.  The term "Incentive Stock Option"
                 ----------------------
  shall mean any Option intended to satisfy the requirements under I.R.C.
  Section 422(b) as an incentive stock option which qualifies for special federal income tax treatment under I.R.C. Section 421 et seq.
                                                        -- ----

            2.11 I.R.C.  The term "I.R.C." shall mean the Internal Revenue Code
                 ------
  of 1986, as it may be amended from time to time.

            2.12 Income Tax Regulations.  The term "Income Tax Regulations"
                 ----------------------
  shall mean the regulations promulgated by the United States Treasury Department under the I.R.C.

            2.13 Nonstatutory Stock Option.  The term "Nonstatutory Stock
                 -------------------------
  Option" shall mean any Options granted hereunder which do not qualify and are not intended to be treated as Incentive Stock Options.

            2.14 Option.  The term "Option" shall mean an option to acquire
                 ------
  Shares granted under this Plan.

            2.15 Option Agreement.  The term "Option Agreement" shall refer to
                 ----------------
  an agreement evidencing an Option granted under this Plan.

            2.16 Option Grant Date.  The term "Option Grant Date" shall mean
                 -----------------
  the effective date of the grant of an Option. The effective date of the grant shall be deemed to be the date on which the Board or Committee authorizes the grant of the Option, unless a subsequent date is specified in such authorization.

            2.17 Option Termination Date.  The term "Option Termination Date"
                 -----------------------
  shall mean the date as of which all installments of an Option shall expire and terminate as the Board or Committee shall determine, but in no event later than 8 years after the Option Grant Date.

            2.18 Optionee.  The term "Optionee" shall mean an Eligible Person
                 --------
  who has been granted one or more Options.

            2.19 Parent Corporation.  The term "Parent Corporation" shall mean
                 ------------------
  a corporation as that term is defined in I.R.C. Section 425(e).

            2.20 Participating Company.  The term "Participating Company" shall
                 ---------------------
  mean the Company and any Parent Corporation or Subsidiary Corporation.

            2.21 Plan.  The term "Plan" shall refer to the Company's 1992
                 ----
  Incentive Stock Option Plan as amended and restated herein.

            2.22 Restricted Shareholder.  The term "Restricted Shareholder"
                 ----------------------
  shall mean an Optionee granted an Incentive Stock Option who, at the time an Option is granted, beneficially owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent Corporation or Subsidiary Corporation, with stock ownership determined in accordance with the attribution rules of I.R.C. Section 425(d).

            2.23 Rule 16b-3.  The term "16b-3" shall mean Rule 16b-3
                 ----------
  promulgated by the Securities and Exchange Commission under the Exchange Act as such rule may be amended from time to time.

            2.24 Shares.  The term "Shares" shall mean shares of the Company's
                 ------
  authorized but unissued Common Stock, $.001 par value, or any such Shares held in the Company's treasury.

            2.25 Subsidiary Corporation.  The term "Subsidiary Corporation"
                 ----------------------
  shall mean a corporation as that term is defined in I.R.C. Section 425(f).

            2.26 Terminating Transaction.  The term "Terminating Transaction"
                 -----------------------
  shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations (except with respect to a transaction, the purpose of which is to change the domicile of the Company), as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, fifty percent (50%) or more of the aggregate voting power of all outstanding equity securities of the Company); or (c) a sale of all or substantially all of the Company's assets.

            2.27 Termination Date.  The term "Termination Date" shall mean the
                 ----------------
  day before the 10th anniversary of the Effective Date.

            2.28 Total Disability.  The term "Total Disability" shall mean a
                 ----------------
  total and permanent disability as that term is defined in I.R.C. Section 105(d)(4).

            2.29 Vested Installment.  The term "Vested Installment" shall mean
                 ------------------
  any vested installment of an Option.


                                    ARTICLE III

                              ADMINISTRATION OF PLAN
                              ----------------------

            3.1  Administration by Board.  The Plan shall be administered by
                 -----------------------
  the Board. The Board shall have full and absolute power and authority in its sole discretion to (i) determine which Eligible Persons shall receive Options, (ii) determine the time when Options shall be granted, (iii) determine the terms and conditions, of any Option granted hereunder, (iv) determine the number of Shares which shall be subject to each Option granted hereunder, and (v) interpret the provisions of the Plan and of any Option granted under the Plan.

            3.2  Rules and Regulations.  The Board may adopt such rules and
                 ---------------------
  regulations as it, in its discretion, may deem necessary or appropriate to carry out the purposes of the Plan, and shall have authority to take all action necessary or appropriate to administer the Plan.

            3.3  Binding Authority.  All decisions, determinations,
                 -----------------
  interpretations, or other actions by the Board shall be final, conclusive, and binding on all Eligible Persons, Optionees, Participating Companies and any successors-in-interest to such persons.

            3.4  Administration by Committee.
                 ---------------------------

                 (a) The Board in its sole discretion may from time to time appoint a Committee of no less than two Board members to administer the Plan and, subject to applicable law, to exercise all of the powers, authority, and discretion of the Board under this Plan. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. The Board may abolish the Committee at any time or revest in the Board the administration of the Plan.

                 (b) The Committee shall report to the Board the names of Eligible Persons granted Options, the number of Shares covered by each Option, and the terms and conditions of each such Option.

            3.5  Compliance with Applicable Regulations and Laws.
                 -----------------------------------------------
  Notwithstanding anything in this Article III to the contrary, to the extent necessary or desirable to comply with Rule 16b-3, the I.R.C., or any other applicable law or regulation, the Plan shall be administered in accordance with the requirements imposed by such regulations or laws.

                                    ARTICLE IV

                     NUMBER OF SHARES AVAILABLE UNDER THE PLAN
                     -----------------------------------------

            4.1  Maximum Number of Shares in the Aggregate.  Subject to Section
                 -----------------------------------------
  8.1, the maximum number of Shares which may be optioned and sold under the Plan is 250,000 in the aggregate.

            4.2  Additional Availability of Shares.  If Options granted under
                 ---------------------------------
  the Plan shall for any reason terminate, lapse, be forfeited or canceled, or expire without being exercised, the Shares subject to such unexercised Options shall again be available for the granting of Options under the Plan and shall be included in the number of Shares which may be optioned and sold under the Plan. In the event that Shares which were previously issued by the Company upon the exercise of an Option are reacquired by the Company as part of the consideration received (in accordance with Section 6.6(b) hereof) upon the subsequent exercise of an Option, such Shares shall again be available for the granting of Options under the Plan and shall be included in the number of shares described in
  Section 4.1.

            4.3  Reservation of Shares.  The Company, during the term of this
                 ---------------------
  Plan, will at all times reserve and keep available such number of Shares as shall equal the number of Shares subject to then-outstanding options under this Plan.

                                     ARTICLE V

                                   TERM OF PLAN
                                   ------------

            5.1  Term.  The Plan shall be effective as of the Effective Date
                 ----
  and Shall terminate on the Termination Date. No option may be granted hereunder after the Termination Date.


                                    ARTICLE VI

                                   OPTION TERMS
                                   ------------

            6.1  Form of Option Agreement.  Any Option granted under the Plan
                 ------------------------
  shall be evidenced by an Option Agreement in such form as the Board, in its discretion, may from time to time approve. Any Option Agreement shall contain such terms and conditions as the Board, in its discretion, may deem necessary or appropriate and which are not inconsistent with the provisions of this Plan.

            6.2  Limitations on Incentive Stock Options.
                 --------------------------------------

                 (a) In the event that the aggregate Fair Market Value (determined as of the Option Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Person during any calendar year under the Plan exceeds $100,000, Options with respect to and to the extent of such excess shall be treated as Nonstatutory Stock Options. This Section 6.2(a) shall be applied by taking Options which are intended to be Incentive Stock Options into account in the order in which they were granted.

                 (b) No Optionee who is a Restricted Shareholder may be granted an Incentive Stock Option which is exercisable after the expiration of five years after the Option Grant Date.

            6.3  Option Exercise Price.  The option exercise price for Shares
                 ---------------------
  to be issued under this Plan shall be determined by the Board in its sole discretion, but in no event shall the option exercise price be less than the Fair Market Value of the Shares on the Option Grant Date. If the Optionee is a Restricted Shareholder, the option exercise price shall be not less than 110% of the Fair Market Value of the Shares on the Option Grant Date.

            6.4  Vesting and Exercisability of Options.  Subject to the
                 -------------------------------------
  limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options granted under the Plan shall vest and be exercisable in accordance with the rules set forth in this Section 6.4:

                 (a)  General.  Subject to the other provisions of this Section
                      -------
  6.4, Options shall vest and become exercisable at such times and in such installments as the Board shall provide in each individual Option Agreement; provided, however, that in no event shall any Option vest at a rate less than 20% per year. Notwithstanding the foregoing, the Board may in its sole discretion accelerate the time at which an Option or installment thereof may be exercised. Unless otherwise provided in this Section 6.4, Section 8.4 or in the Option Agreement pursuant to which an Option is granted, an Option may be exercised when Vested Installments vest as provided in such Option Agreement and at any time thereafter until, and including, the Option Termination Date.

                 (b)  Termination of Options.  All installments of an Option
                      ----------------------
  shall expire and terminate on the Option Termination Date.

                 (c)  Termination of Eligible Person Status Other than by
                      ---------------------------------------------------
  Reason of Death or Disability.  In the event that the Eligible Person status
  -----------------------------
  of an Optionee is terminated for any reason other that by reason of death or Total Disability, any installment under an Option held by such Optionee which has not vested as of the Eligible Person Termination Date shall expire and become unexercisable as of such date. Except as set forth in Section 6.4(f), all Vested Installments of Options granted hereunder to such Optionee which have not been exercised prior to the Eligible Person Termination Date shall expire and become unexercisable as of the earlier of:

                      (i) The date which is three months following the Eligible Person Termination Date; or

                      (ii) The Option Termination Date.

                 (d)  Leave of Absence.  In the case of any employee on an
                      ----------------
  approved leave of absence, the Board may make such provision respecting continuance of the Option as the Board, in its discretion, deems appropriate, except that in no event shall an Option be exercisable after the Option Termination Date.

                 (e)  Death or Total Disability of an Eligible Person.  In the
                      -----------------------------------------------
  event that the Eligible Person status of an Optionee is terminated by reason of death or Total Disability, any installments under the Option held by such Optionee which have not vested as of the Eligible Person Termination Date shall expire and become unexercisable as of such date. Except as set forth in Section 6.4(f), all Vested Installments of Options granted hereunder to such Optionee which have not been exercised prior to the Eligible Person Termination Date shall expire and become unexercisable as of the earlier of:

                      (i)  The applicable Option Termination Date; or

                      (ii) The first anniversary of the Eligible Person Termination Date.

            Any Vested Installments of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or the laws of descent and distribution.

                 (f)  Extensions.  Notwithstanding the provisions covering the
                      ----------
  exercisability of Options following the Eligible Person Termination Date set forth in Sections 6.4(c) and (e), respectively, the Board may, in its sole discretion, with the consent of the Optionee extend the period of time during which Vested Installments shall remain exercisable, provided that in no event shall such extension go beyond the Option Termination Date. In the case of Incentive Stock Options, extensions under this Section 6.4(f) may result in loss of the favorable treatment accorded incentive stock options under the I.R.C.

            6.5  Exercise of Options.  An Option may be exercised in accordance
                 -------------------
  with this Section 6.5 as to all or any portion of the Shares covered by a Vested Installment of the Option from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a Share. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 6.6. An Option shall be deemed exercised when such written notice of exercise and full payment for the Shares covered thereby has been received by the Company. No Shares shall be issued until full payment of the purchase price thereof has been made and the Optionee has satisfied such other conditions as may be required hereunder; as may be required by applicable law, rules, or regulations; or as may be adopted or imposed by the Board.

            6.6  Payment of Option Exercise Price.  Except as otherwise
                 --------------------------------
  provided in Section 6.6(b), the entire option exercise price shall be paid at the time the Option is exercised by cashier's check or such other means deemed acceptable by the Board. The Board may, in its discretion, permit Optionees to borrow from the Company an amount of money sufficient to cover the option exercise price, which amount may or may not bear interest and shall be repayable as the Board shall determine.

            6.7  Substitution of Options.  In the Board's discretion, the Board
                 -----------------------
  may, with an Optionee's consent, substitute Nonstatutory Stock Options for outstanding Incentive Stock Options, and any such substitution shall not constitute a new Option grant for the purposes of this Plan, and shall not require a revaluation of the Option exercise price for the substituted Option. Any such substitution may be implemented by an amendment to the applicable Option Agreement or in such other manner as the Board in its discretion may determine.

            6.8  Option Not Transferable.  Options granted hereunder may not be
                 -----------------------
  sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Upon any attempt to transfer Options other than by will or the laws of descent and distribution, or to assign, pledge, hypothecate or otherwise dispose of Options, or upon the levy of any execution, attachment or similar process thereon, such Options shall become null and void and any subsequent attempted exercise of the Options shall be ineffective against the Company. The terms of the Options shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

            6.9  Restrictions on Issuance of Shares.
                 ----------------------------------

                 (a) No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, as amended, (the "1933 Act"), all applicable listing requirements of any market or securities exchange on which Shares are then listed, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations, or approvals necessary for the lawful issuance and sale of any Shares hereunder on the terms deemed reasonable by the Board shall relieve the Company, the Board, and any Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorization, or approvals shall not have been obtained.

                 (b) As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required (or deemed appropriate by the Board, in its discretion) under any applicable law or regulation, including but not limited to a representation that the option and/or shares are being acquired only for investment and without any present intention to sell or distribute such option and/or shares, if such a representation is required under the 1933 Act or any other applicable law, rule, or regulation.

            6.10 Option Adjustments.
                 ------------------

                 (a) If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon authorization by the Board an appropriate and proportionate adjustment shall be made in the number or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any individual Optionees under this Plan upon exercise of options granted hereunder; provided, however, that no such adjustment need be made if, upon the advise of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted under the Plan or the holder of Common Stock or other classes of the Company's securities.

                 (b) Upon the occurrence of a Terminating Transaction, as of the effective date of such Terminating Transaction, the Plan and any then outstanding Options (whether or not vested) shall terminate unless (i) provision be made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Options, or for the substitution for such Options of new options covering the securities of a successor corporation or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices, in which event the Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Options (whether or not vested), including without limitation (A) accelerating the vesting of outstanding Options, and/or (B) providing for the cancellation of the Options and their automatic conversation into the right to receive the securities or other properties which a holder of the Shares underlying such Options would have been entitled to receive upon such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this paragraph
  (b), the Plan and the Options shall terminate by reason of the occurrence of a Terminating Transaction without provision for any of the action(s) described in clause (i) or (ii) hereof, then any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise his or her Options to the full extent not theretofore exercised, including any installments which have not yet become Vested Installments (subject, however, to the provisions of Section 6.2(a) above).

                 (c) Except to the extent required to retain qualification of an Option as an Incentive Stock Option under I.R.C. Section 422, to the maximum extent possible any adjustments authorized under this Section 6.10 with respect to any outstanding Options shall be made by means of appropriate adjustments to the number of Shares (or other securities) and the option exercise price therefor under the unexercised portions of such outstanding Options, but without changing the aggregate exercise price applicable to said unexercised portions. In all cases, the nature and extent of adjustments under this Section 6.10 shall be determined by the Board, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan pursuant to any such adjustment.

            6.11 Taxes.  The Board shall make such provisions and take such
                 -----
  steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under the Plan, including, without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any of the Participating Companies, or requiring an Optionee (or the Optionee's beneficiary or legal representative) as a condition of granting or exercising an Option to pay to any Participating Companies any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation. In the discretion of the Board, upon exercise of a Nonstatutory Stock Option, the Optionee may request the Company to withhold from the Shares to be issued upon such exercise that number of Shares (based on the Fair Market Value of the Shares as of the day immediately preceding the day notice of exercise is received by the Company) that would satisfy any tax withholding requirement; provided, however, that any such withholding shall conform to any restrictions as to timing or otherwise under Rule 16b-3.

            6.12 Legends on Options and Stock Certificates.  Each Option
                 -----------------------------------------
  Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the Option Agreement and/or the certificate. The determination of which legends, if any, shall be placed upon Option Agreements and/or the Shares shall be made by the Board in its sole discretion and such decision shall be final and binding.


                                    ARTICLE VII

                         AMENDMENT OR TERMINATION OF PLAN
                         --------------------------------

            7.1  Board Authority.  The Board may amend, suspend, alter, or
                 ---------------
  terminate the Plan at any time. To the extent necessary or desirable to comply with Rule 16b-3, the I.R.C. or any other applicable law or regulation, the Company shall obtain shareholder approval of any amendment to the Plan only in such a manner and to such a degree as required.

            7.2  Limitation on Board Authority.  The Board may amend the terms
                 -----------------------------
  of any Option previously granted, prospectively or retroactively, and may amend the Plan in accordance with the provisions of Section 7.1; provided, however, that unless required by applicable law, rule or regulation, no amendment of the Plan or of any Option Agreement shall, without the consent of any Optionee holding any such affected Options, be permitted if such amendment would affect in an material and adverse manner Options granted prior to the date of any such amendment.

            7.3  Contingent Grants Based on Amendments.  Options may be granted
                 -------------------------------------
  in reliance on and consistent with any amendment adopted by the Board and which is necessary to enable such Options to be granted under the Plans, even though such amendment requires future shareholder approval; provided, however, that any such contingent Option by its terms may not be exercised prior to shareholder approval of such amendment, and provided further, that in the event shareholder approval is not obtained within twelve months of the date of grant of such contingent Option, then such contingent Option shall be deemed cancelled and no longer outstanding.

                                   ARTICLE VIII

                          CERTAIN PROVISIONS RELATING TO
                         EXECUTIVE OFFICERS AND DIRECTORS
                         --------------------------------

            8.1  Limitations on Grants to Certain Executive Officers. From and
                 ---------------------------------------------------
  after the Company's 1996 Annual Meeting of Stockholders, the maximum number of options that may be granted during any calendar year to the Company's chief executive officer and its four mostly highly compensated executive officers who are compensated at an annual rate in excess of $100,000 is 50,000.

            8.2  Limitation on Exercisability of Director Options.
                 ------------------------------------------------
  Notwithstanding the provisions contained in section 6.4, Options granted to members of the Board may not be exercised prior to one year after the date such Option is granted.

            8.3  Automatic Award of Options to Non-Employee Directors.  Each
                 ----------------------------------------------------
  Director who is not an employee of any Participating Company shall receive 2,000 Options on joining the Board and 2,000 options on the day of each Annual Meeting of Stockholders in which such Director is elected or reelected to office. Such Options shall be awarded at the fair market value on the date of grant. This provision shall not be amended more than once every six months, other than to conform with changes in the I.R.C., the Employee Retirement Income Security Act of 1974, or the rules promulgated thereunder.

                                    ARTICLE IX

                                GENERAL PROVISIONS
                                ------------------

            9.1  Availability of Plan.  A copy of this Plan shall be shown to
                 --------------------
  any Eligible Person making reasonable inquiry concerning the Plan.

            9.2  No Rights in Shares Before Issuance and Delivery.  Neither the
                 ------------------------------------------------
  Optionee, his or her estate nor his or her transferees by will or the laws of descent and distribution shall be, or have any rights or privileges of, a shareholder of the Company with respect to any Shares issuable upon exercise of the Option unless and until certificates representing such Shares shall have been issued and delivered notwithstanding exercise of the Option. No adjustment will be made for a dividend or other rights where the record date is prior to the date such stock certificates are issued, except as provided in Section 6.10(a).

            9.3  Notice.  Any notice or other communication required or
                 ------
  permitted to be given pursuant to the Plan or under any Option Agreement must be in writing and may be given by registered or certified mail, and if given by registered or certified mail, shall be determined to have been given and received on the date three days after a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails; and if given otherwise than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Persons at their most recent addresses shown in the Company's records.
  Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Treasurer of the Company.

            9.4  Titles and Headings.  Titles and headingsf sections of this
                 -------------------
  Plan document are for convenience of reference only and shall not affect the construction of any provisions hereof.

            9.5  Governing Law.  This Plan shall be governed by, interpreted
                 -------------
  under, and construed and enforced in accordance with the internal laws of the State of Colorado applicable to agreements made and to be performed wholly within the State of Colorado.

            9.6  Information.  During the period that Options are outstanding,
                 -----------
  the Company will provide Optionees with copies of all reports, proxy statements and other communications distributed to its shareholders generally.

            IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Amended and Restated Plan by the Board on April 1, 1996, the Company has caused this Amended and Restated Plan to be duly executed by its duly authorized officers.

                                     ENHANCED SERVICES COMPANY, INC.


                                  By:
                                     ------------------------------
                                     Kenneth Duckman, President
                                     and Chief Executive Officer


                                  By:
                                     -------------------------------
                                     Robert Smith, Treasurer and
                                     Chief Financial Officer

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          ENHANCED SERVICES COMPANY, INC. -  ANNUAL MEETING OF SHAREHOLDERS

                                Monday, June 17, 1996

                    The undersigned hereby appoints KENNETH M. DUCKMAN and BERTRAM PARISER, and each of them, with power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at The India House, One Hanover Square, New York, New York on June 17, 1996 at 2:00 P.M., and at any adjournment thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present at the meeting as indicated below:

          (1)  ELECTION OF DIRECTORS

               [_]  For all nominees listed    [_]  WITHHOLD AUTHORITY
                    below (except as marked         (to vote for all
                    to the contrary below;           nominees listed
                    see "Instruction")               below)
                    ---


                           KENNETH M. DUCKMAN, JOHN MEANEY,
                           MICHAEL BERNARD, BERTRAM PARISER
                                  AND RALPH LABARGE


          (INSTRUCTION: To withhold authority to vote for any individual nominee print that nominee's name on the line provided below.)

               _____________________________________________________


          (2)  APPROVE AMENDED AND RESTATED  STOCK OPTION PLAN IN ORDER  TO
               (I) INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN TO 250,000; (II) ADD PROVISIONS WHEREBY UPON JOINING THE BOARD AND UPON EACH SUBSEQUENT REELECTION TO THE BOARD, NON-EMPLOYEE DIRECTORS WOULD AUTOMATICALLY RECEIVE OPTIONS TO PURCHASE UP TO 2,000 SHARES OF THE COMPANY'S COMMON STOCK; (III) ADD PROVISIONS TO PERMIT THE GRANTING OF NON-QUALIFIED STOCK OPTIONS TO CONSULTANTS, ADVISORS, AND REPRESENTATIVES OF THE COMPANY; (IV) REPLACE THE LIMITATION WHEREBY THE FAIR MARKET VALUE OF INCENTIVE STOCK OPTIONS GRANTED TO AN INDIVIDUAL DURING ANY CALENDAR YEAR CAN NOT EXCEED $100,000, WITH A PROVISION PERMITTING AN INDIVIDUAL TO EXERCISE INCENTIVE STOCK OPTIONS FOR SHARES HAVING A FAIR MARKET VALUE OF $100,000 DURING ANY CALENDAR YEAR; AND (V) EXTEND THE TERM OF THE PLAN FROM MARCH 2002 TO APRIL 2006

               [_] For   [_] Against    [_] Abstain

          (3) RATIFY THE APPOINTMENT OF SCHUMACHER & ASSOCIATES, INC. AS THE COMPANY'S AUDITORS

               [_] For   [_] Against    [_] Abstain


          (4) IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


               The shares represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted FOR the Election of Directors, FOR the amending and restating of the Company's Stock Option Plan, and FOR the ratification of the appointment of Schumacher & Associates, Inc. as the Company's auditors.


          Dated:  __________________, 1996








                                             X_____________________________
                                                      Signature




          (Please date, sign as name appears hereon, and return promptly. If the stock is registered in the names of two or more persons each should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any change in your address alongside the address as it appears hereon.)